UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 28, 2016

Document Security Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

New York	001-32146	16-1229730
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Canal View Boulevard
Suite 300
Rochester, NY	14623
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 28, 2016, Document Security Systems, Inc. (the “Company”) convened its 2016 Annual Meeting of Stockholders (the “Annual Meeting”) at its corporate offices located at 200 Canal View Boulevard, Suite 300, Rochester, New York 14623, for the purpose of voting on four stockholder proposals described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2016. While a total of 40,083,304 shares of the Company’s common stock, representing 77.25% of the aggregate shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies at the Annual Meeting, the Company adjourned the Annual Meeting until Tuesday, July 19, 2016, 11:00 AM local time, at the same location in order to allow more opportunity for stockholders to vote on all proposals, including proposals impacting the Company’s ability to maintain its common stock listing on the NYSE MKT LLC exchange, and impacting the Company’s continuity of management.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2016

DOCUMENT SECURITY SYSTEMS, INC.

By:	/s/ Jeffrey Ronaldi
Jeffrey Ronaldi
Title:	Chief Executive Officer